UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

___________

FORM 8-K/A

(Amendment No. 1)

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2012

________________________________________________________________________________

SECURE NetCheckIn Inc.

(Name of Registrant in its Charter)

Nevada	333-173172	27-3729742
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13118 Lamar Ave

Overland Park, KS 66209

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 913.945.1290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

This Amendment No. 1 on Forma8-K/A (this “Amendment”) is being filed solely to make some clarifications on the original 8-K filed on October 3, 2012 (the “Original Filing”), related to the termination of the Company’s  independent registered public accounting firm.  No other changes have been made to the Original Filing.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of independent registered public accounting firm.

On September 15, 2012, the Company’s Board of Directors approved the termination of Weaver, Martin & Samyn, LLC (“Weaver & Martin”) as the Company’s independent registered public accounting firm.

Weaver & Martin issued an audit report for the period ended December 31, 2010. This was the sole period in which Weaver & Martin issued an audit report for the Company. There were no disagreements (as defined in Item 304 of Regulation S-K) with Weaver & Martin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver & Martin would have caused it to make reference in connection with its opinion to the subject matter of the disagreement for (i) the fiscal year ended December 31, 2010, (ii) the fiscal year ended December 31, 2011 or the interim period through September 15, 2012. Neither the Company, nor anyone acting on its behalf, consulted with Weaver & Martin after September 15, 2012 other than related to their dismissal as the Company’s independent registered public accounting firm. The report of Weaver & Martin for the period ended on December 31, 2010, did state that there was substantial doubt about the Company’s ability to continue as a going concern.

We provided Weaver & Martin with a copy of this Form 8-K and requested that Weaver & Martin provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. A copy of Weaver & Martin’s letter dated October 2, 2012, is attached as Exhibit 16.1 to this report.

(b)    Engagement of new independent registered public accounting firm.

On September 15, 2012, our Board of Directors engaged Tarvaran, Askelson & Company LLP, as its independent registered public accounting firm.

Neither the Company, nor anyone acting on its behalf, has consulted with Tarvaran, Askelson & Company LLP at any time prior to its engagement, including fiscal years ended December 31, 2010, December 31, 2011, and for the interim period through September 15, 2012 regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Weaver & Martin as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit 16.1   Letter from Weaver & Martin

Exhibit 23.1   Officer consent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE NetCheckIn Inc.

Dated: October 8, 2012	By:	/s/Brandi L. DeFoor
Brandi L. DeFoor
President & Chief Executive Officer

2